                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

                       (Amendment No. __)

Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/  /     Preliminary Proxy Statement
/  /     Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
/X /     Definitive Proxy Statement
/  /     Definitive Additional Materials
/  /     Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                 The Southern Africa Fund, Inc.
----------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)


----------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X /     No fee required
/  /     Fee computed on table below per Exchange Act Rule 14a-
         6(i)(1) and 0-11.

         (1)  Title of each class of securities to which
         transaction applies:
----------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction
         applies:
----------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
----------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
----------------------------------------------------------------
         (5)  Total fee paid:
----------------------------------------------------------------
/   /    Fee paid previously with preliminary materials.
/   /    Check box if any part of the fee is offset as provided
         by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

         Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:

              (2)  Form, Schedule or Registration Statement No.:

              (3)  Filing Party:

              (4)  Date Filed:

[LOGO] ALLIANCE CAPITAL/(R)/                      THE SOUTHERN AFRICA FUND, INC.

-------------------------------------------------------------------------------

1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
-------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                MARCH 26, 1997

To the Stockholders of The Southern Africa Fund, Inc.:

  Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The Southern Africa Fund, Inc. (the "Fund") will be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York, on Wednesday, March 26, 1997 at 11:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated February 14, 1997:

  1. To elect five Directors of the Fund, each to hold office for a term of three years, and until his successor is duly elected and qualified;

  2. To ratify the selection of Ernst & Young LLP as independent auditors of the Fund for its fiscal year ending November 30, 1997; and

  3. To transact such other business as may properly come before the Meeting.

  The Board of Directors has fixed the close of business on January 17, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors.

                                       By order of the Board of Directors,

                                       Edmund P. Bergan, Jr.
                                        Secretary

New York, New York
February 14, 1997

-------------------------------------------------------------------------------
                            YOUR VOTE IS IMPORTANT
  PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN
AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.

-------------------------------------------------------------------------------
  /(R)/ This registered service mark used under license from the owner, Alliance Capital Management L.P.

                                PROXY STATEMENT

                        THE SOUTHERN AFRICA FUND, INC.

                          1345 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10105

                               ----------------

                        ANNUAL MEETING OF STOCKHOLDERS

                                MARCH 26, 1997

                               ----------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Southern Africa Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York, on Wednesday, March 26, 1997 at 11:00 a.m. Such solicitation will be by mail and the cost will be borne by the Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about February 14, 1997.

  The Board of Directors has fixed the close of business on January 17, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. The outstanding voting shares of the Fund as of January 17, 1997 consisted of 6,007,100 shares of common stock, each share being entitled to one vote. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted (i) for the election of five Directors and (ii) for the ratification of the selection of Ernst & Young LLP as the Fund's independent auditors for its fiscal year ending November 30, 1997. Any stockholder may revoke his proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at the Fund's offices at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

  A quorum for the Meeting will consist of a majority of the shares outstanding and entitled to vote. In the event that such quorum is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of either of the proposals set forth in the Notice of Meeting are not received by March 26, 1997, the persons named as proxies may propose and vote for one or more adjournments of the Meeting with no other notice than announcement at the Meeting, and further solicitation of proxies with respect to such proposals may be made. Shares represented by proxies indicating a vote against any such proposals will be voted against such adjournment.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

  At the Meeting, five Directors will be elected, each to serve for a term of three years and until their successors are elected and qualified. The affirmative vote of a plurality of the votes cast at the Meeting is required to elect a Director. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons in Class Two as described below.

  Pursuant to the Articles of Incorporation and By-laws of the Fund, the Board of Directors has been divided into three classes. The terms of office of the members of Class Two will expire as of the Meeting, the terms of office of the members of Class Three will expire as of the annual meeting of stockholders to be held in 1998 and the terms of office of the members of Class One will expire as of the annual meeting of stockholders to be held in 1999. Upon expiration of the terms of office of the members of a class as set forth above, those persons then elected as Directors in that class will serve until the third annual meeting of stockholders following their election. Dr. Willem de Klerk and Messrs. Moss L. Leoka, Ronnie Masson, Frank Savage and Peter G.A. Wrighton are currently members of Class Two; Mr. Dave H. Williams, Prof. Dennis Davis and Messrs. Stephen Koseff and Desmond K. Smith are currently members of Class One; and Dr. Enos Mabuza, Messrs. T.N. Chapman and David D.T. Hatendi and Dr. Reba W. Williams are currently members of Class Three.

  As a result of this system, only those Directors in a single class may be changed in any one year, and it would require two years to change a majority of the Board of Directors (although under Maryland law, procedures are available for the removal of Directors even if they are not then standing for re-election and, under Securities and Exchange Commission regulations, procedures are available for including appropriate stockholder proposals in management's annual proxy statement). This system of electing Directors, which may be regarded as an "anti-takeover" provision, may make it more difficult for the Fund's stockholders to change the majority of Directors and, thus, have the effect of maintaining the continuity of management.

  At the Meeting, five Directors in Class Two, all of whom were previously elected by stockholders, are standing for re-election. Each nominee has consented to serve as a Director. The Board of Directors knows of no reason why any of these nominees will be unable to serve, but in the event of such inability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend. Although the Fund is a Maryland corporation, certain of its Directors and officers are not residents of the United States, and substantially all of the assets of such persons may be located outside of the United States. As a result, it may be difficult for United States investors to effect service of process upon such Directors or officers within the United States or to realize judgments of courts of the United States predicated upon civil liabilities of such Directors or officers under the federal securities laws of the United States.

  Certain information concerning the Fund's Directors and nominees for election as Directors is set forth below. Mr. Dave H. Williams and Dr. Reba W. Williams are each a director or trustee of one or more other investment companies sponsored by Alliance Capital Management L.P. ("Alliance Capital"), the Fund's investment adviser.

                                                                NUMBER OF SHARES
  NAME, AGE, POSITIONS AND OFFICES                                BENEFICIALLY
      WITH THE FUND, PRINCIPAL        YEAR FIRST   YEAR TERM    OWNED DIRECTLY OR
     OCCUPATIONS DURING THE PAST       BECAME A   AS DIRECTOR   INDIRECTLY AS OF
 FIVE YEARS AND OTHER DIRECTORSHIPS    DIRECTOR   WILL EXPIRE   JANUARY 17, 1997
 ----------------------------------   ----------  -----------   -----------------
   * Dave H. Williams, Chairman,
      64. Chairman of the Board of
      Alliance Capital Management
      Corporation ("ACMC")**, since
      prior to 1992; Director of The
      Equitable Companies                            1999
      Incorporated..................     1994     (Class One)        10,000

 ++# T.N. Chapman, Director, 62.
      Chairman of The Southern Life
      Association Limited; Chairman
      of Airports Co. Limited; Vice
      Chairman of First National
      Bank of Southern Africa
      Limited; Director of Palabora
      Mining Company, Anglo American
      Corporation of S.A. Ltd.,
      Telkom S.A. Ltd. and Oceana                    1998
      Fishing Group Limited.........     1994    (Class Three)         -0-

 ++# Prof. Dennis Davis, Director,
      45. Director of The Centre for
      Applied Legal Studies,
      University of the                              1999
      Witwatersrand.................     1994     (Class One)          -0-

 ++# David D.T. Hatendi, Director,
      43. General Manager-Executive
      Director of Merchant Bank of                   1998
      Central Africa Limited........     1994    (Class Three)         -0-

 ++# Dr. Willem de Klerk, Director,
      68. Professor of Journalism
      and Political Communications;                  2000+
      political consultant..........     1994     (Class Two)          -0-

      Stephen Koseff, Director, 45.
      Managing Director of Investec
      Bank Limited; Director of
      Investec Holdings Limited,
      Allied Trust Bank Limited,
      Metboard Property Fund
      Managers Limited, Growthpoint
      Properties Limited, Fedsure
      Holdings Limited, Bidcorp                      1999
      Limited and Sechold Limited ..     1994     (Class One)          -0-

 ++# Moss L. Leoka, Director, 46.
      Managing Director of Moss
      Leoka Communications; Director
      of Cadbury S.A. (Pty) Ltd.,
      Regional Resources Ltd.,
      Airports Company Limited,
      Platgold Minerals Ltd.,
      Vincemus Investments Ltd. and                  2000+
      Promat College of Education...     1994     (Class Two)          -0-

--------
  * "Interested person," as defined in the Investment Company Act of 1940, as amended (the "Act"), of the Fund because of affiliation with Alliance Capital.
 ** For purposes of this Proxy Statement, ACMC refers to Alliance Capital
    Management Corporation, the sole general partner of Alliance Capital, and to the predecessor general partner of the same name.
  + If elected at the Meeting.
 ++ Member of the Nominating Committee.
  # Member of the Audit Committee.

                                                                NUMBER OF SHARES
  NAME, AGE, POSITIONS AND OFFICES                                BENEFICIALLY
      WITH THE FUND, PRINCIPAL        YEAR FIRST   YEAR TERM    OWNED DIRECTLY OR
     OCCUPATIONS DURING THE PAST       BECAME A   AS DIRECTOR   INDIRECTLY AS OF
 FIVE YEARS AND OTHER DIRECTORSHIPS    DIRECTOR   WILL EXPIRE   JANUARY 17, 1996
 ----------------------------------   ---------- -------------  -----------------
 ++# Dr. Enos Mabuza, Director, 57.
      Non-executive director of
      Anglovaal Limited, Corporate
      Africa Holdings, Hunt Leuchars
      & Hepburn Holdings Ltd., South
      African Breweries, Shell South
      Africa, Standard Bank
      Investment Corporation, Times
      Media Limited, Volkswagen of
      South Africa and New Africa                    1998
      Investments Limited...........     1994    (Class Three)         -0-

 ++# Ronnie Masson, Director, 60.
      Formerly Senior General
      Manager-Investments, Sanlam
      Asset Management (Gibraltar)
      Limited ("Sanlam"); Director
      of Genbel, Sanlamtrust
      Managers, San Lameer and                       2000+
      Sanlam Properties.............     1994     (Class Two)          -0-

  *  Frank Savage, Director, 58.
      Director of ACMC; Chairman of
      Alliance Capital Management
      International and Alliance
      Corporate Finance Group
      Incorporated; Director of
      Essence Communications,
      Lockheed Martin Corporation
      and ARCO Chemical Company.
      Formerly Chairman of Equitable
      Capital Management                             2000+
      Corporation...................     1994     (Class Two)          850

  ## Desmond K. Smith, Director, 49.
      Managing Director of Sanlam
      and Sanlam Asset Management;
      Chairman of Sanlam Unit Trust
      and Sanlam Namibia Ltd. and a
      Director of Dalsig                             1999
      Investments...................     1995     (Class One)          -0-

  *  Dr. Reba W. Williams, Director,
      60. Director of ACMC; Director
      of Special Projects, ACMC; art
      historian and writer. She was
      formerly a financial writer
      and consultant, Vice President
      and a security analyst for
      Mitchell-Hutchins, Inc. and an
      analyst for McKinsey &                         1998
      Company, Inc. ................     1994    (Class Three)       10,000

 ++# Peter G.A. Wrighton, Director,
      62. Chairman of Elephant Pass
      Wine Company (Pty) Ltd. and
      Africa Resources Limited;
      Director of Consolidated Frame
      Textiles Ltd., First National
      Bank Holdings Ltd., First
      National Bank of Southern
      Africa Ltd., Frame Group
      Holdings Ltd., and The SA
      Institute of Business Ethics
      (Pty) Ltd; Trustee of Nelson
      Mandela Children's Fund;
      former Director of Liberty
      Holdings Ltd., Liberty Life
      Association of Africa Ltd.,
      and Liblife Strategic
      Investments Ltd., former
      Chairman and Chief Executive                   2000+
      of The Premier Group .........     1994     (Class Two)          -0-

--------
 * "Interested person," as defined in the Act, of the Fund because of affiliation with Alliance Capital.
 +  If elected at the Meeting.
++  Member of the Nominating Committee.
 #  Member of the Audit Committee.
## "Interested person," as defined in the Act, of the Fund because of affiliation with Sanlam Asset Management.

  During the fiscal year ended November 30, 1996, the Board of Directors met four times, the Audit Committee met once for the purposes described below in Proposal Two, and the Nominating Committee met once. The Nominating Committee was constituted for the purpose of selecting and nominating persons to fill any vacancies on the Board of Directors. The Nominating Committee does not currently consider candidates proposed by stockholders for election as Directors. Mr. Ronnie Masson, Prof. Dennis Davis and Dr. Reba W. Williams attended fewer than 75% of the meetings of the Fund's Board of Directors.

  The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended November 30, 1996, the aggregate compensation paid to each of the Directors during calendar year 1996 by all of the Funds to which Alliance Capital provides investment advisory services (collectively, the "Alliance Fund Complex"), and the total number of funds in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                              AGGREGATE             TOTAL        TOTAL NUMBER OF FUNDS
                             COMPENSATION        COMPENSATION     IN THE ALLIANCE FUND
                         FROM THE FUND DURING FROM THE FUND AND  COMPLEX, INCLUDING THE
                           THE FISCAL YEAR    THE ALLIANCE FUND  FUND, AS TO WHICH THE
                          ENDED NOVEMBER 30,    COMPLEX DURING   DIRECTOR IS A DIRECTOR
                                 1996         CALENDAR YEAR 1996       OR TRUSTEE
    NAME OF DIRECTOR     -------------------- ------------------ ----------------------
Dave H. Williams........       $     0             $     0                  6
T.N. Chapman............       $10,000             $10,000                  1
Prof. Dennis Davis......       $ 9,500             $ 9,500                  1
David D.T. Hatendi......       $10,500             $10,000                  1
Dr. Willem de Klerk.....       $ 9,500             $ 9,500                  1
Stephen Koseff..........       $     0             $     0                  1
Moss L. Leoka...........       $10,500             $10,500                  1
Dr. Enos Mabuza.........       $10,000             $10,000                  1
Ronnie Masson...........       $ 9,000             $ 9,000                  1
Frank Savage............       $     0             $     0                  1
Desmond K. Smith........       $     0             $     0                  1
Dr. Reba W. Williams....       $     0             $     0                  3
Peter G.A. Wrighton.....       $10,500             $10,500                  1

  Alliance has instituted a policy applicable to all funds in the Alliance Fund Complex contemplating, in the case of the Fund, that the Directors of the Fund will each invest at least $10,000 in shares of the Fund before the end of 1997.

  As of January 17, 1997, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund. Since February 25, 1994 (the Fund's commencement of operations), none of the Fund's Directors engaged in a purchase or sale of the securities of Alliance Capital or Sanlam or any of their respective parents or subsidiaries, in an amount exceeding 1% of the relevant class of outstanding securities.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE FOREGOING NOMINEES TO SERVE AS DIRECTORS OF THE FUND.

                                 PROPOSAL TWO

                         RATIFICATION OF SELECTION OF
                             INDEPENDENT AUDITORS

  The Board of Directors recommends that the stockholders of the Fund ratify the selection of Ernst & Young LLP, independent auditors, to audit the accounts of the Fund for the fiscal year ending November 30, 1997. Their selection was approved by the vote, cast in person, of a majority of the Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund, as defined in the Act, at a meeting held on October 4, 1996. The affirmative vote of a majority of the votes cast at the Meeting is required to ratify such selection. Ernst & Young LLP has audited the accounts of the Fund since the Fund's commencement of operations and does not have any direct financial interest or any material indirect financial interest in the Fund. A representative of Ernst & Young LLP is expected to attend the Meeting and to have the opportunity to make a statement and to respond to appropriate questions from the stockholders. The Audit Committee of the Board of Directors generally meets twice a year with representatives of Ernst & Young LLP to discuss the scope of their engagement and review the financial statements of the Fund and the results of their examination thereof.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE FUND.

                        INFORMATION ABOUT THE PRINCIPAL
                       OFFICERS, THE INVESTMENT ADVISER,
                            THE SUBADVISER AND THE
                           ADMINISTRATOR OF THE FUND

  The principal officers of the Fund and their principal occupations during the past five years are set forth below. Each of the officers listed below serves as an officer of one or more of the other registered investment companies sponsored by Alliance Capital.

  Dave H. Williams, Chairman and President (see Proposal One, "Election of the Directors," at page 3 for biographical information).

  Norman S. Bergel, Senior Vice President, 46, Vice President of ACMC since prior to 1992; Director and Vice President of Alliance Capital Limited ("ACL") since prior to 1992.

  Mark H. Breedon, Senior Vice President, 43, Vice President of ACMC since prior to 1992, Director and Senior Vice President of ACL since prior to 1992.

  Mark D. Gersten, Treasurer and Chief Financial Officer, 46, a Senior Vice President of Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1992.

  Edmund P. Bergan, Jr., Secretary, 46, a Senior Vice President and the General Counsel of Alliance Fund Distributors, Inc. and AFS, with which he has been associated since prior to 1992.

  The Fund's investment adviser is Alliance Capital Management L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105. The Fund's sub-adviser is Sanlam Asset Management (Gilbraltar) Limited, with principal offices at Suite 110, Neptune House, Marina Bay, Gilbraltar.

  The Fund's administrator is Princeton Administrators L.P., with principal offices at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

                     SUBMISSION OF PROPOSALS FOR THE NEXT
                        ANNUAL MEETING OF STOCKHOLDERS

  Proposals of stockholders intended to be presented at the next annual meeting of stockholders of the Fund must be received by the Fund by October 17, 1997 for inclusion in the Fund's proxy statement and form of proxy relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under federal securities laws.

                                 OTHER MATTERS

  Management of the Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                            REPORTS TO STOCKHOLDERS

  The Fund will furnish each person to whom the proxy statement is delivered with a copy of the Fund's latest annual report to stockholders upon request and without charge. To request a copy, please call Alliance Fund Services at (800) 227-4618 or contact Christina Santiago at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                          By order of the Board of Directors,

                                          Edmund P. Bergan, Jr.
                                           Secretary

February 14, 1997
New York, New York

TABLE OF CONTENTS                                                           PAGE
--------------------------------------------------------------------------------
Introduction..............................................................    1
Proposal One: Election of Directors.......................................    2
Proposal Two: Ratification of Selection of Independent Auditors...........    6
Information About the Principal Officers, the Investment Adviser, the Sub-
 Adviser and the Administrator of the Fund................................    6
Submission of Proposals for the Next Annual Meeting of Stockholders.......    7
Other Matters.............................................................    7
Reports to Stockholders...................................................    8


                        THE SOUTHERN AFRICA FUND, INC.



-------------------------------------------------------------------------------

                         [LOGO] ALLIANCE CAPITAL/(R)/
                       Alliance Capital Management L.P.
-------------------------------------------------------------------------------
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT MARCH 26, 1997

                            APPENDIX

                 THE SOUTHERN AFRICA FUND, INC.

  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS, MARCH 26, 1997

                              PROXY

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints each of Christina Santiago and Carol H. Rappa as proxies, each with the power to appoint her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of The Southern Africa Fund, Inc. (the "Fund") held of record by the undersigned on January 17, 1997 at the Annual Meeting of Stockholders of the Fund to be held at 11:00 a.m., Eastern Standard Time on March 26, 1997 at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, and at all adjournments thereof.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION
IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                             (Continued and to be signed on the
                              reverse side)

                             THE SOUTHERN AFRICA FUND, INC.
                             P.O. BOX 11372
                             NEW YORK, N.Y.  10203-0372

                          FOR all      WITHHOLD      *EXCEPTIONS
                          nominees     AUTHORITY
                          listed below to vote for
                                       all nominees
                                       listed below
1.  Election of Directors   /   /            /   /        /   /

Nominees:  Class Two to serve until 2000.

Dr. William de Klerk, Moss L. Leonka, Ronnie Masson, Frank
Savage, Peter G. A. Wrighton

(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME
IN THE SPACE PROVIDED BELOW.)

*Exceptions ____________________________________________________

2. Ratification of the selection of Ernst & Young LLP as the independent auditors for the Fund for the fiscal year ending
    November 30, 1997.

                         FOR          AGAINST         ABSTAIN
                         /   /        /   /           /   /

3. In the discretion of such proxies, upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

    Change of Address and/or
    Comments Mark Here   /   /

Please sign this proxy in the space provided below. Execution by stockholders who are not individuals must be made by an authorized signatory.

Dated: _________________________, 199_

______________________________________
         Name of Stockholder

______________________________________
         Signature

Votes must be indicated (x) in Black or Blue ink.  / X /

Please Sign, Date and Return Promptly in the Enclosed Envelope -
No Postage is Required.





00250160.AU1